UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 13, 2004

                           SHEFFIELD PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

        Delaware               0-50002                  52-2175896
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)

                                15/F East Wing
                          Sincere Insurance Building
                           6 Hennessy Road, Wanchai
                                   Hong Kong
                    (Address of principal executive offices)

                Registrant's telephone number: (852) 3104 9012)

                                P.O. Box 110310
                             Naples, Florida 34103
         (Former Name or Former Address If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 13, 2004, we entered into an Agreement for Share Exchange with Digital Network Alliance Holdings (BVI) Inc., a British Virgin Islands corporation ("Digital") and the shareholders of Digital, pursuant to which we agreed to issue a total of 13,248,760 shares of our common stock in exchange for 10,000 shares of Digital, representing 100% of the issued and outstanding common stock of Digital. A copy of the Agreement for Share Exchange is attached to this report as an Exhibit.

      Two of the principal shareholders of Digital were affiliates of the Company at the time of execution of the Agreement for Share Exchange. Terence Yap and Eppie Wong are two of the principal shareholders of Digital and are also the sole shareholders of Strong Win Limited, a British Virgin Islands corporation, which purchased 6,076,116 shares of our common stock on July 21, 2004, representing approximately 90% of our then issued and outstanding common
stock.   Following the purchase of shares by Strong Win Limited, Terence Yap and Eppie Wong were also appointed as additional members of our board of directors.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On August 13, 2004, we completed a share exchange transaction with Digital Network Alliance Holdings (BVI) Inc., a British Virgin Islands corporation ("Digital"), and the individual shareholders of Digital, pursuant to which we acquired 10,000 shares of Digital, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 13,248,760 shares of our common stock. As a result of completion of the share exchange transaction Digital became our wholly-owned subsidiary.

      Digital is primarily engaged in the business of providing satellite internet connections to customers in the Asia Pacific region, including Hong
Kong, Singapore, Indonesia, Bangladesh, Pakistan and Mongolia.   It also
provides managed broadband services to commercial office buildings and
apartment buildings in Singapore and Hong Kong.   The services are provided
through Digital's two wholly-owned subsidiaries, Digital Network Alliance (S) Pte Ltd., and Digital Network Alliance (HK) Ltd., which are incorporated in Singapore and Hong Kong, respectively.

      Terence Yap and Eppie Wong, who were appointed as additional members of our board of directors on August 5, 2004, were two of the principal shareholders of Digital prior to completion of the share exchange transaction. Prior to completion of the share exchange transaction, each of them was also deemed to be the beneficial owner of 3,038,058 shares, or approximately 45% of our then issued and outstanding common stock, as a result of the purchase of such shares by Strong Win Limited, on July 21, 2004.

      Prior to completion of the share exchange transaction, the company had limited assets and no business operations. It was a blind pool or blank check company engaged in the business of seeking a business opportunity for acquisition. The board of directors determined that completion of the share exchange transaction with Digital would satisfy the company's business objectives. The number of shares to be issued in the share exchange transaction was not determined through arms length negotiation. It was determined by our board of directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by Digital through its subsidiaries.

      Prior to completion of the share exchange transaction, we had 6,751,240shares of common stock issued and outstanding. Following completion of the share exchange transaction, we had 20,000,000 shares issued and outstanding, of which 13,248,760, or approximately 66.24%, are owned by persons who were previously shareholders of Digital.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On August 13, 2004, the Company issued 13,248,760 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933. The shares were issued to the shareholders of Digital Network Alliance Holdings (BVI) Inc., a British Virgin Islands corporation ("Digital"), in exchange for 10,000 shares of Digital, representing 100% of the issued and outstanding stock of Digital. The shares were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder, and in reliance upon exemptions from registration for transactions which constitute "offshore transactions" as defined in Regulation S under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On August 5, 2004, the existing directors of the Company appointed two
new directors to serve with them as members of the board of directors.   The
two new directors appointed on that date were Terence Yap and Eppie Wong.   Mr.
Yap and Ms. Wong are married.

      As of the date of their appointment to the board of directors, Mr. Yap and Ms. Wong was each deemed to be the beneficial owner of approximately 45% of the Company's then issued and outstanding common stock as a result of the purchase of 6,076,116 shares of our common stock by Strong Win Limited, a British Virgin Islands corporation, on July 21, 2004. The shares purchased by Strong Win Limited represented approximately 90% of our issued and outstanding common stock on the date of purchase, and Mr. Yap and Ms. Wong each own 50% of the issued and outstanding shares of Strong Win Limited.

      On August 13, 2004, in conjunction with closing under the Agreement for Share Exchange with Digital Network Alliance Holdings (BVI) Inc., described above in Item 2.01, James J. Charles resigned as a director and as president of the Company, and Cosmo Palmieri resigned as a director and as secretary of the Company. The remaining directors then appointed two new members of the board of directors and the newly constituted board of directors appointed new officers. The following table sets forth the names and ages of the current officers and directors of the Company. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

      The directors and executive officers currently serving the Company are as follows:

Name                  	Age	Position
Terence Yap Wing Khai 	33 	President, CEO and Director,
Edward Chan Chi Fai   	39 	COO and Director
Eppie Wong Yuk Ping   	33 	CFO and Director
Michael Yap Chee Keong	64 	Director


      The directors named above will serve until the first annual meeting of the Company's stockholders following completion of the share exchange transaction, or until their successors have been appointed. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current
directors to the Company's board.   There are also no arrangements, agreements
or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs.

Biographical Information

      Terence Yap . Mr. Yap is President, CEO and a Director of the Company. He has been affiliated with the Company and its affiliated entities since January 2002, when he co-founded Digital Network Alliance (HK) Ltd. From April, 2000, to December, 2002, he was the Director of Business Development for Skyhub Asia Co., Ltd., where he was responsible for the development of partnerships and alliances with various partners in Hong Kong and within the region. From June, 1999 to April, 2000, he was Business Development Manager of MCI WorldCom Asia Pacific, Ltd., where he was part of the business development team in the Asia Pacific region and was involved in mergers and acquisitions of licensed telecommunications companies, building of physical points of presence and negotiations with incumbent telecommunications operators. From June, 1998, to June, 1999, he was distribution manager for Tele Media International H.K. Ltd (TMI), where he was responsible for distribution and sale of the company's products and services within various countries in the Asia Pacific region.
From January, 1996, to June, 1998, he was employed by Hutchison Corporate Access (HK) Ltd., and Hutchison Corporate Access Pte. Ltd (HCA), first as senior market development executive and later as business development manager. From June, 1995, to January, 1996, he was employed by Pacific Century Corporate Access Pte. Ltd., as a project engineer. He is the spouse of Eppie Wong, who is the CFO and a Director of the Company. He has an MBA from The Chinese University of Hong Kong.

      Edward Chan. Mr. Chan is Chief Operating Officer and a Director of the Company. He has been affiliated with the Company and its affiliated entities since January 2002, when he co-founded Digital Network Alliance (HK) Ltd. From April 2000 to December, 2001, he was a director and chief operating officer of Skyhub Asia Co Ltd., which was engaged in satellite network and data network
design and project management.   From July, 1996, to April, 2000, he was
marketing manager of Hutchison Corporate Access (HK) Ltd.

      Eppie Wong. Ms. Wong is Chief Financial Officer and a Director of the Company. She has been financial controller of the Company and its affiliated
entities since January, 2002.    From September, 1999, to February, 2001, she
was assistant manager and projects administrator for New World China Enterprises Projects Limited, where she was the China investment project manager. She supervised a team which was responsible for performing due diligence on potential investment projects in China and was involved in the
negotiation and business planning phases of the projects.   From August, 1997,
to September, 1999, she was employed by Deloitte Touche Tohmatsu. From August, 1997, to January, 1998, she was a staff accountant working within a group
performing audit services for client, and from   January, 1998, to September,
1999, she was a semi-senior accountant and with responsibility for planning for several medium to large audit engagements and for various aspects of the audit process, and was also involved in the planning and execution of customer tax plans. From April, 1996, to June, 1997, she was an audit assistant with Teo Fong & Wong CPA (Singapore), and from January, 1995, to February, 1996, she as an audit trainee with S.W. Wu & Co CPA's (Hong
Kong). In June, 1997, she became a provisional member of the Institute of Certified Public Accountants of Singapore. In June, 1998, she was admitted to the status of Certified Practising Accountant of the CPA's of Australia, and in January, 1999, she became an associate member of the Hong Kong Society of Accountants. She is the spouse of Terence Yap.

      Michael Yap. Mr. Yap is a director of the Company. He is one of the founding shareholders of Digital Network Alliance (Singapore) Pte Ltd. Mr. Yap is a professional engineer and a chartered chemist by training. Prior to his retirement in 2000, he held appointments as a chief executive of a Japanese Multinational Company for the Asia Pacific region in Singapore, a chief executive of a property develoment company in Hong Kong, and appointments in various senior positions in the Singapore government and its government linked companies. He is the father of Terence Yap.

PRINCIPAL SHARE OWNERSHIP

      The following table sets forth, as of August 13, 2004, (immediately following the Exchange), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address                   Number of Shares Beneficially Owned  Percent of Class

Terence Yap (1)                                            5,741,468 (2)          28.71%
1/F Xiu Ping Commercial Building
104 Jervois Street
Sheung Wan
Hong Kong

Edward Chan (1)                                                2,152,924          10.76%
Flat E, 40/F, Block 8
Riviera Garden
Tsuen Wan, N.T.
Hong Kong

Eppie Wong (1)                                             5,389,050 (3)          26.95%
1/F Xiu Ping Commercial Building
104 Jervois Street
Sheung Wan
Hong Kong

Michael Yap (1)                                                1,845,553           9.23%
1/F Xiu Ping Commercial Building
104 Jervois Street
Sheung Wan
Hong Kong

Strong Win Limited, a BVI corporation                          7,177,088          35.89%
1/F Xiu Ping Commercial Building
104 Jervois Street
Sheung Wan
Hong Kong

All officers and directors as a group                     15,068,995 (4)          75.34%
(4 in number)


      (1) The person named is an officer, director, or both.

      (2) Includes 3,588,544 shares owned by Strong Win Limited, a British Virgin Islands corporation, of which Mr. Yap, who is a 50% owner of Strong Win Limited, may be deemed to be the beneficial owner.

      (3) Includes 3,588,544 shares owned by Strong Win Limited, a British Virgin Islands corporation, of which Ms. Wong, who is a 50% owner of Strong Win Limited, may be deemed to be the beneficial owner.

      (4) Includes 7,177,088 shares owned by Strong Win Limited. Strong Win Limited is 50% owned by Terence Yap and 50% owned by Eppie Wong, who are married. For purposes of this table, each of them has been deemed to be the beneficial owner of 50% of the shares owned by Strong Win Limited.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      a)    Financial statements of the businesses acquired.

            Audited financial statements of Digital Network Alliance Holdings Pte., Ltd., as of and for the years ended December 31, 2003 and 2002.

            Unaudited financial statements of Digital Network Alliance Holdings Pte., Ltd., as of and for the six months ended June 30, 2004.

      b)    Pro Forma financial information.

            Unaudited Pro Forma Consolidated Financial Statements of Sheffield Products, Inc. at December 31, 2003.

            Unaudited Pro Forma Consolidated Financial Statements of Sheffield Products, Inc., at June 30, 2004.

      c) The following exhibits are filed as part of this Current Report on Form 8-K:

            2.1 Agreement for Share Exchange dated August 13, 2004, by and among SHEFFIELD PRODUCTS, INC., a Delaware corporation, DIGITAL NETWORK ALLIANCE HOLDINGS (BVI) INC, a British Virgin Island corporation ("DIGITAL"), and the Shareholders of DIGITAL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEFFIELD PRODUCTS, INC.


By: /s/Terence Yap
      President, CEO and Director


Date: October 22, 2004

                           DIGITAL NETWORK ALLIANCE
                              HOLDINGS PTE., LTD.

                      CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2003 AND 2002

INDEPENDENT AUDITORS' REPORT



To The Stockholders
Digital Network Alliance Holdings Pte., Ltd.

We have audited the accompanying consolidated balance sheets of Digital Network Alliance Holdings Pte., Ltd. as of December 31, 2003 and 2002, and the related consolidated statements of operations, changes in shareholders' equity (deficit), and cash flows for the year ended December 31, 2003 and the period from March 18, 2002 (date of inception) to December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Digital Network Alliance Holdings Pte., Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and the period from March 18, 2002 (date of inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



Child, Sullivan and Company
Salt Lake City, Utah
July 26, 2004

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                          CONSOLIDATED BALANCE SHEETS

                                                                             December 31,
                     ASSETS                                            2003                 2002
 Current assets
    Cash and cash equivalents                             $          64,523   $            3,918
    Trade accounts receivable                                        92,290               79,239
    Related party receivable                                              -               44,190
    Prepaid expenses and other assets                               101,348               27,907
 Total current assets                                               258,161              155,254

    Plant and equipment, net                                          2,386                2,026

 Total assets                                              $        260,547     $        157,280

        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
 Current liabilities
    Trade accounts payable                                 $        185,902    $          71,525
    Accrued expenses                                                 12,290               12,646
    Deposits                                                         44,270               32,951
    Shareholders' loans                                              26,705                9,660
    Related party payable                                            17,046                    -
    Current portion of long-term debt                                 4,262                4,654
 Total current liabilities                                          290,475              131,436

 Long-term debt, less current portion                                 6,747               11,009

 Shareholders' Equity (Deficit)
    Common stock; one Singapore dollar par
         value; 1,000,000 shares authorized,
          issued and outstanding                                     22,727               22,727
   Retained earnings                                               (60,403)              (9,801)
   Accumulated other comprehensive income                             1,001                1,909

 Total Shareholders' Equity (Deficit)                              (36,675)               14,835

 Total Liabilities and Shareholders' Equity (Deficit)       $        260,547     $        157,280

See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                     CONSOLIDATED STATEMENTS OF OPERATIONS


								   Period from
                                                                   March 18, 2002
                                              Year ended      (date of inception)
                                            December 31,          to December 31,
                                                    2003                     2002

Sales revenues                           $     1,044,579      $           804,795

Cost of goods sold                               769,126                  570,456

Gross profit                                     275,453                  234,339

General and administrative expenses              332,392                  241,482

Net operating income (loss)                     (56,939)                  (7,143)

Other income (expense)
Interest expense                                 (2,676)                  (3,331)
Other                                              9,013                      673

Total other income (expense)                       6,337                  (2,658)

Net income (loss) before taxes                  (50,602)                  (9,801)

Taxes                                                  -                        -

Net income (loss)                      $        (50,602)   $              (9,801)

See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                                               ACCUMULATED
                                                                                                     OTHER
                                     COMMON   COMPREHENSIVE              RETAINED            COMPREHENSIVE
 BALANCES AT:                         STOCK          INCOME              EARNINGS                   INCOME        TOTALS

March 18, 2002                  $         1                     $               -     $                  -       $       1

         (date     of
inception)
Share issuance                       22,726                                     -                        -          22,726

Comprehensive income:
    Net income (loss)                              $ (9,801)              (9,801)			 -         (9,801)
                                          -
    Foreign currency
      translation                                                                                    1,909           1,909
                                          -           1,909                     -
Comprehensive income:                     -        $ (7,892)                     -                        -              -


December 31, 2002                    22,727                               (9,801)                    1,909
                                                                                                                    14,835

Comprehensive income:
     Net income (loss)                    -        $(50,602)              (50,602)                       -         (50,602)

     Foreign currency
         translation                                                                                 (908)           (908)
                                          -           (908)                    -
Comprehensive income:                     -       $(51,510)                    -                        -                -


December 31, 2003             $      22,727                         $    (60,403)            $       1,001    $    (36,675)


See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                           Period from
                                                                                        March 18, 2002
                                                                      Year ended   (date of inception)
                                                                    December 31,       to December 31,
                                                                            2003                  2002
Cash flows from operating activities:
   Net income (loss)                                            $         (50,602)   $           (9,801)
   Adjustments to reconcile net income (loss)
     to net cash provided by (used in) operating activities:
         Depreciation and amortization                                      1,705                   334
         Loss from write-off of related party receivable                   45,305                     -
         Foreign currency translations                                      (908)                 1,909
         Changes in operating liabilities and assets:
               Trade accounts receivable                                (13,051)              (79,239)
               Related party receivables                                 (1,115)              (44,190)
               Prepaid expenses and other assets                        (73,441)              (27,907)
               Trade accounts payable                                    114,377                71,525
               Related party payables                                     17,046                     -
               Accrued expenses                                            (356)                12,646
               Deposits                                                   11,319                32,951
   Net cash provided by (used in) operating activities                      50,279              (41,772)

Cash flows from investing activities:
   Purchases of fixed assets                                               (2,065)               (2,360)
               Net cash used in investing activities                     (2,065)               (2,360)

Cash flows from financing activities:
   Proceeds from issuance of long-term debt                                      -                17,045
   Principal payments on long-term debt                                    (4,654)               (1,382)
   Proceeds from shareholders' loans                                        17,045                 9,660
   Stock issuance                                                                -                22,727
               Net cash provided by financing activities                  12,391                48,050

   Increase in cash and cash equivalents                                    60,605                 3,918

   Cash and cash equivalents, beginning of year                              3,918                     -
   Cash and cash equivalents, end of year                        $          64,523    $            3,918

See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002

1.   NATURE OF OPERATIONS

Digital Network Alliance Holdings Pte., Ltd. (the Company) was incorporated on March 18, 2002 in the Republic of Singapore (Singapore).

The principal activities of the consolidated company are that of provision of satellite and broadband internet services.

2.   BASIS OF PRESENTATION

The accompanying consolidated financial statements include those of the Company and its wholly owned subsidiaries; Digital Network Alliance (S) Pte Ltd and Digital Network Alliance (HK) Ltd, which are incorporated and domiciled in Singapore and Hong Kong respectively. The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). This basis differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in Singapore and Hong Kong. All necessary intercompany transactions and balances have been eliminated in consolidation, and all necessary adjustments have been made to present the consolidated financial statements in accordance with US GAAP.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks

The Company faces a number of risks and challenges as a result of having primary operations and markets in the PRC. Changing political climates in the PRC could have a significant effect on the Company's business.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents includes cash on hand and demand deposits held by banks.

Trade Accounts Receivable

Trade accounts receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable. No receivables have been deemed to be uncollectible as at December 31, 2002 and 2003.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002

3.   Summary of Significant Accounting Policies (continued)

Plant and Equipment

Property, plant and equipment is carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are charged to expense as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income. Depreciation related to property and equipment used in production is reported in cost of sales. Property and equipment are depreciated over their estimated useful lives as follows:

Computer equipment2 years
Office equipment  5 years

Long-term assets of the Company are reviewed annually to assess whether the carrying value has become impaired, according to the guidelines established in Statement of Accounting Standards (SFAS) No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." The Company also evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives. No impairment of assets was recorded in the periods reported.

Revenue Recognition

Revenue from provision of satellite and internet services is recognized when services are rendered.

Revenue from the installation of equipment and services rendered is recognized when installation is complete.

Advertising Expenses

Advertising costs will be expensed when and if incurred. The Company has incurred no advertising expenses to date.

Retirement Benefits

The Company has a defined contribution benefit plan. The Company's contributions are discretionary. For the year ended December 31, 2003 and the period from March 18, 2002 (date of inception) to December 31, 2002, the contribution made by Digital Network Alliance amounted to $5,572 and $6,016 and respectively.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency and Comprehensive Income

The accompanying consolidated financial statements are presented in United States (US) dollars. The functional currency is the Singapore dollar (S$). The consolidated financial statements are translated into US dollars from S$ at year-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The Company's subsidiary in Hong Kong uses the Hong Kong dollar as its functional currency. Balance in Hong Kong dollars are translated into S$ prior to consolidation.

Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

4.   RELATED PARTY TRANSACTIONS



The Company had a balance due from a corporation in which the Company's directors' have a controlling interest. The amount was non-trade in nature, unsecured and interest free and repayable on demand. The balance at December 31, 2002 was $44,190. During the year ended December 31, 2003, the total of $45,305 was written off and charged to bad debt expense.


The Company has an unsecured loan of $26,705 due to a shareholder. The loan is interest free and repayable on demand.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002

4.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a related party payable to a corporation in which the company's Directors have a controlling interest. The amount payable was related to consultation services.

For the year ended December 31, 2003 and the period from March 18, 2002 (date of inception) to December 31, 2002, the cost consultation services rendered by the related corporation were $34,091 and $34,091, respectively.

5. PLANT AND EQUIPMENT

Plant and equipment consist of the following:

                        AS OF DECEMBER 31
                             2003   2002

Computer equipment         $3,292  2,117
Office equipment            1,133    243
                            4,425  2,360
Accumulated depreciation  (2,039)  (334)
NET PLANT AND EQUIPMENT    $2,386  2,026

6.   LONG-TERM DEBT

On July 30, 2002, the Company's Singapore Subsidiary entered into a bank loan of $17,045. The loan is secured by the directors' personal guarantees, bears interest at the rate of 5%, and is repayable in monthly installments of $355. Future maturities are as follows:

Fiscal years ended December 31,             2003   2002

2003                                         $ -  4,654
2004                                       4,261  4,261
2005                                       4,261  4,261
2006                                       2,487  2,487
                                         $11,009 15,663

7.   TAXES

As of December 31, 2003 and 2002, the Company incurred tax losses of $4,248 and $6,618, respectively, which are available to offset future taxable income subject to agreement by the Singapore and Hong Kong Comptroller of Income tax. The net operating loss totals $10,866. A valuation allowance has been provided for the entire amount of the resulting deferred tax asset, as management is of the opinion that the realization of these benefits from tax loss carryforward is uncertain as it is contingent on the future taxable profitability of the Company.


8.   SUBSEQUENT EVENTS

During June and July 2004, the Company began activities with the intent to become a public company in the US, most likely through a reverse merger. No further transactions or agreements related to these plans has occurred by issuance of these consolidated financial statements.

                           DIGITAL NETWORK ALLIANCE
                              HOLDINGS PTE., LTD.

                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2004

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                     UNAUDITED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 2004

                       ASSETS

 Current assets

 Cash and cash equivalents                                    $            9,052

 Trade accounts receivable                                               135,246

 Related party receivable                                                      -

 Prepaid expenses and other assets                                        17,660

 Total current assets                                                    161,958


 Plant and equipment, net                                                 17,017


 Total assets                                                   $        178,975


 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

 Current liabilities

 Trade accounts payable                                         $        110,215

 Accrued expenses                                                         16,007

 Deposits                                                                 48,532

 Shareholders' loans                                                       9,879

 Related party payable                                                    34,866

 Current portion of long-term debt                                         4,654

 Total current liabilities                                               224,153


 Long-term debt, less current portion                                      4,426


 Shareholders' Equity (Deficit)

 Common stock; one Singapore dollar par

 value; 1,000,000 shares authorized,

 40,000 issued and outstanding                                            22,727

 Retained earnings                                                      (73,086)

 Accumulated other comprehensive income                                      755


 Total Shareholders' Equity (Deficit)                                   (49,604)


 Total Liabilities and Shareholders' Equity (Deficit)           $        178,975


See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                                  Six months
                                              ended June 30,
                                                        2004

Sales revenues                           $           584,548

Cost of goods sold                                   460,952

Gross profit                                         123,596

General and administrative expenses                  137,817

Net operating income (loss)                         (14,221)

Other income (expense)
Interest expense                                     (2,538)
Other                                                  4,076

Total other income (expense)                           1,538

Net income (loss) before taxes                      (12,683)

Taxes                                                      -

Net income (loss)                      $            (12,683)


See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

     UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY


											    ACCUMULATED
                                                                                                  OTHER
                                 COMMON       COMPREHENSIVE             RETAINED          COMPREHENSIVE
 BALANCES AT:                     STOCK              INCOME             EARNINGS                 INCOME         TOTALS

March 18, 2002                  $     1                                    $  -             $        -         $     1

(date           of
inception)
Share issuance                   22,726                                       -                      -           22,726

Comprehensive
income:
Net income (loss)                    -              $(9,801)           (9,801)                       -		 (9,801)

Foreign currency
translation                                                                                       1,909		  1,909
                                      -            $  1,909                  -
Comprehensive                         -                                       -                       -               -
income:                                             (7,892)

December 31, 2002                22,727                                  (9,801)                  1,909           14,835


Comprehensive
income:
Net income (loss)                     -           $ (50,602)            (50,602)                     -          (50,602)

Foreign currency
translation                           -                (908)                  -                    (908)	   (908)

Comprehensive                         -           $ (51,510)                  -                      -                -
income:
December 31, 2003                22,727                                 (60,403)                   1,001        (36,675)

Comprehensive
income:
Net income (loss)                     -          $ (12,683)             (12,683)                    -            (12,683)

Foreign currency
translation                           -               (246)                   -                   (246)            (246)
Comprehensive
income:                               -           $ (12,929)                  -                      -                 -

June 30, 2004         $          22,727                           $     (73,086)            $       755    $     (49,604)



See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

                UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                   Six months
                                                               ended June 30,
                                                                         2004

Net income (loss)                                            $         (12,683)
Adjustments to reconcile net income (loss)
  to net cash provided by (used in) operating activities:
      Depreciation and amortization                                      1,861
      Loss from write-off of related party receivable                        -
      Foreign currency translations                                      (246)
      Changes in operating liabilities and assets:
            Trade accounts receivable                                (42,956)
            Related party receivables                                       -
            Prepaid expenses and other assets                          83,688
            Trade accounts payable                                   (75,687)
            Related party payables                                     17,820
            Accrued expenses                                            3,717
            Deposits                                                    4,262
Net cash provided by (used in) operating activities                    (20,224)


Purchases of fixed assets                                              (16,492)
            Net cash used in investing activities                    (16,492)


Proceeds from issuance of long-term debt                                      -
Principal payments on long-term debt                                    (1,929)
Payments on shareholders' loans                                        (16,826)
Stock issuance                                                                -
            Net cash provided by financing activities                (18,755)

Increase in cash and cash equivalents                                  (55,471)

Cash and cash equivalents, beginning of year                             64,523
Cash and cash equivalents, end of year                      $             9,052



See notes to consolidated financial statements.

                 DIGITAL NETWORK ALLIANCE HOLDINGS PTE., LTD.

             NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 2004


1.   NATURE OF OPERATIONS

Digital Network Alliance Holdings Pte., Ltd. (the Company) was incorporated on March 18, 2002 in the Republic of Singapore (Singapore).

The principal activities of the consolidated company are that of provision of satellite and broadband internet services.

2.   BASIS OF PRESENTATION

The accompanying consolidated financial statements include those of the Company and its wholly owned subsidiaries; Digital Network Alliance (S) Pte Ltd and Digital Network Alliance (HK) Ltd, which are incorporated and domiciled in Singapore and Hong Kong respectively. The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). This basis differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in Singapore and Hong Kong. All necessary intercompany transactions and balances have been eliminated in consolidation, and all necessary adjustments have been made to present the consolidated financial statements in accordance with US GAAP.

                           SHEFFIELD PRODUCTS, INC.
                       UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

                           SHEFFIELD PRODUCTS, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2003



                                   CONTENTS




                                                        PAGES
Unaudited Pro Forma Consolidated Balance Sheet          27

Unaudited Pro Forma Consolidated Statement of Operations2

Notes                                                   29

                           SHEFFIELD PRODUCTS, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2003





											PRO FORMA   PRO FORMA
                                                     DIGITAL NETWORK       SHEFFIELD  ADJUSTMENTS CONSOLIDATED
                                                   ALLIANCE HOLDINGS       PRODUCTS,        AND     BALANCE
                                                          PTE., LTD.           INC.  ELIMINATION      SHEET
                                                                USD            USD         USD         USD
ASSETS
Current assets
    Cash and cash equivalents                                 64,523                -                64,523
    Trade accounts receivable                                 92,290                -                92,290
    Prepaid expenses and other assets                        101,348                -               101,348
Total current assets                                          258,161               -               258,161
    Plant and equipment, net                                   2,386                -                 2,386
Total assets                                                  260,547               -               260,547

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities
    Trade accounts payable                                   185,902                -               185,902
    Accrued expenses                                          12,290              250                12,540
    Deposits                                                  44,270                -                44,270
    Shareholders' loans                                       26,705            6,265                32,970
    Related party payable                                     17,046                -                17,046
    Current portion of long-term debt                          4,262                -                 4,262
Total current liabilities                                     290,475            6,515              296,990

Long-term debt, less current portion                            6,747               -                 6,747

Shareholders' Equity (Deficit)
    Common stock, $0,001 par value: 20,000,000
    shares authorized, 6,751,240 shares issued and
    outstanding                                                6,751            14,420   (14,420)      6,751
    Additional paid-in capital                                15,976                                  15,976
    Retained earnings                                       (60,403)          (20,935)     14,420    (66,918)
    Accumulated other comprehensive income                     1,001                 -                 1,001

Total Shareholders' Equity (Deficit)                         (36,675)           (6,515)              (43,190)

Total Liabilities and Shareholders' Equity (Deficit)          260,547                 -               260,547



                          - See Accompanying Notes -

                           SHEFFIELD PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                              PRO FORMA            PRO FORMA
                                           DIGITAL NETWORK         SHEFFIELDADJUSTMENTS         CONSOLIDATED
                                         ALLIANCE HOLDINGS         PRODUCTS,        AND              BALANCE
                                                PTE., LTD.              INC.ELIMINATION                SHEET
                                                       USD               USD        USD                  USD

Sales revenues                                    1,044,579                 -                       1,044,579

Cost of goods sold                                  769,126                 -                         769,126

Gross profit                                        275,453                 -                         275,453

General and administrative expenses                 332,392             4,875                         337,267

Net operating income (loss)                        (56,939)           (4,875)                        (61,814)

Other income (expense)
Interest expense                                    (2,676)                 -                         (2,676)
Other                                                 9,013                 -                           9,013

Total other income (expense)                          6,337                 -                           6,337

Net income (loss) before taxes                     (50,602)           (4,875)                        (55,477)

Taxes                                                     -                 -                               -

Net income (loss)                                  (50,602)           (4,875)                        (55,477)




                          - See Accompanying Notes -

                            SHEFFIED PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               DECEMBER 31, 2003

                                     NOTES

1.    BASIS OF PRESENTATION

      On August 13, 2004, Sheffield Products, Inc. ("SHEFFIELD"), entered a share exchange agreement with the stakeholders of Digital Network Alliance Holdings (BVI) Inc., ("DNA"), a British Virgin Islands corporation. In the Exchange, Sheffield will acquire all of the issued and outstanding common stock of DNA in exchange for the issuance of 13,248,760 shares of its common stock. The Exchange was completed on August 13, 2004.

      The Exchange resulted in a change of control of SHEFFIELD. Upon completion of the Exchange and the related share issuances, SHEFFIELD has a total of 20,000,000 shares issued and outstanding, of which 13,248,760 or approximately 66.24% are owned by the former stakeholders of DNA. As the Exchange resulted in the former stakeholders of DNA owning greater than 50% of the common shares of SHEFFIELD, the Exchange has been treated as a reverse takeover with DNA as the accounting acquirer (legal subsidiary) and SHEFFIELD as the accounting acquiree (legal parent).

      Accordingly, the purchase method under reverse takeover accounting has been applied except that no goodwill is recorded on the pro forma consolidated balance sheet. It means that :-

      (a) The pro forma consolidated financial statements of the combined entity are issued under the name of the legal parent, SHEFFIELD, but a continuation of the combined financial statements of DNA.

      (b) DNA is deemed to be the acquirer for accounting purposes and as such, its assets and liabilities are included in the pro forma consolidated financial statements of the combined entity at their historical carrying values.

      (c) The common stock and accumulated deficit of SHEFFIELD up to the date of the Exchange are eliminated.

      (d) The capital structure of the consolidated entity is that of SHEFFIELD, but the dollar amount of the issued share capital in the pro forma consolidated balance sheet is that of DNA immediately prior to the Exchange plus the value of shares issued by SHEFFIELD to acquire DNA and to compensate the service providers.

      (e) The value of shares issued by SHEFFIELD is determined to be their par value as SHEFFIELD had net liabilities at the date of the Exchange.

                            SHEFFIED PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               DECEMBER 31, 2003

                                     NOTES

1.    BASIS OF PRESENTATION (CONT'D)

      (f) The par value of SHEFFIELD common stock and the net liabilities of SHEFFIELD at the date of the Exchange are written off to the pro forma consolidated statement of operations.

      Unaudited financial statements of SHEFFIELD and DNA for the year ended December 31, 2003 have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of SHEFFIELD and DNA.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

      The pro forma consolidated balance sheet as at December 31, 2003 has been prepared assuming that the Exchange occurred on December 31, 2003. The pro forma consolidated statement of operations for the year ended December 31, 2003 has been prepared assuming the Exchange occurred at the beginning of the year presented. This pro forma consolidated statement of operations is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place at the beginning of the period presented and does not purport to be indicative of the effects that may be expected to occur in the future.

      The pro forma adjustments and elimination give effect to the acquisition of DNA using reverse takeover accounting and the related elimination of the common stock and deficit of SHEFFIELD.


3. PRO FORMA SHARE CAPITAL                        NO. OF SHARES  AMOUNT
                                                                    USD

   Authorized :-
     Common stock at USD0.001 par value              20,000,000  20,000

   Issued and outstanding :-
     Common stock prior to the Exchange               6,751,240   6,751
       Additional paid-in capital                             -   7,669
     Elimination of SHEFFIELD share capital amount            -(14,420)
     DNA share capital                                        -  22,727

   At December 31, 2003                               6,751,240  22,727

                           SHEFFIELD PRODUCTS, INC.
                       UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL STATEMENTS
                                 JUNE 30, 2004

                           SHEFFIELD PRODUCTS, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 2004




                                   CONTENTS



                                                        PAGES

Unaudited Pro Forma Consolidated Balance Sheet          33

Unaudited Pro Forma Consolidated Statement of Operations2

Notes                                                   35

                           SHEFFIELD PRODUCTS, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2004



                                                                                        PRO FORMA   PRO FORMA
                                                   DIGITAL NETWORK         SHEFFIELD  ADJUSTMENTS  CONSOLIDATED
                                                 ALLIANCE HOLDINGS         PRODUCTS,        AND      BALANCE
                                                        PTE., LTD.              INC.  ELIMINATION      SHEET
                                                               USD               USD         USD         USD
ASSETS
Current assets
    Cash and cash equivalents                                9,052                 -                  9,052
    Trade accounts receivable                              135,246                 -                135,246
    Prepaid expenses and other assets                       17,660                 -                 17,660
Total current assets                                       161,958                 -                161,958
    Plant and equipment, net                                17,017                 -                 17,017
Total assets                                               178,975                 -                178,975

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities
    Trade accounts payable                                 110,215                 -                110,215
    Accrued expenses                                        16,007               250                 16,257
    Deposits                                                48,532                 -                 48,532
    Shareholders' loans                                      9,879             6,265                 16,144
    Related party payable                                   34,866                 -                 34,866
    Current portion of long-term debt                        4,654                 -                  4,654
Total current liabilities                                  224,153             6,515                230,668

Long-term debt, less current portion                         4,426                 -                  4,426

Shareholders' Equity (Deficit)
    Common stock, $0,001 par value; 20,000,000
    shares authorized, 6,751,240 shares issued and
    outstanding                                               6,751           14,420   (14,420)       6,751
    Additional paid-in capital                               15,976                                  15,976
    Retained earnings                                      (73,086)         (20,935)    14,420     (79,601)
    Accumulated other comprehensive income                      755                -                    755

Total Shareholders' Equity (Deficit)                       (49,604)          (6,515)               (56,119)

Total Liabilities and Shareholders' Equity (Deficit)        178,975                -                178,975





                          - See Accompanying Notes -

                           SHEFFIELD PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                              PRO FORMA            PRO FORMA
                                           DIGITAL NETWORK         SHEFFIELDADJUSTMENTS         CONSOLIDATED
                                         ALLIANCE HOLDINGS         PRODUCTS,        AND              BALANCE
                                                PTE., LTD.              INC.ELIMINATION                SHEET
                                                       USD               USD        USD                  USD

Sales revenues                                      584,548                 -                         584,548

Cost of goods sold                                  460,952                 -                         460,952

Gross profit                                        123,596                 -                         123,596

General and administrative expenses                 137,817                 -                         137,817

Net operating income (loss)                        (14,221)                 -                        (14,221)

Other income (expense)
Interest expense                                    (2,538)                 -                         (2,538)
Other                                                 4,076                 -                           4,076

Total other income (expense)                          1,538                 -                           1,538

Net income (loss) before taxes                     (12,683)                 -                        (12,683)

Taxes                                                     -                 -                               -

Net income (loss)                                  (12,683)                 -                        (12,683)



                          - See Accompanying Notes -

                            SHEFFIED PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 JUNE 30, 2004

                                     NOTES

1.    BASIS OF PRESENTATION

      On August 13, 2004, Sheffield Products, Inc. ("SHEFFIELD"), entered a share exchange agreement with the stakeholders of Digital Network Alliance Holdings (BVI) Inc., ("DNA"), a British Virgin Islands corporation. In the Exchange, Sheffield will acquire all of the issued and outstanding common stock of DNA in exchange for the issuance of 13,248,760 shares of its common stock. The Exchange was completed on August 13, 2004.

      The Exchange resulted in a change of control of SHEFFIELD. Upon completion of the Exchange and the related share issuances, SHEFFIELD has a total of 20,000,000 shares issued and outstanding, of which 13,248,760 or approximately 66.24% are owned by the former stakeholders of DNA. As the Exchange resulted in the former stakeholders of DNA owning greater than 50% of the common shares of SHEFFIELD, the Exchange has been treated as a reverse takeover with DNA as the accounting acquirer (legal subsidiary) and SHEFFIELD as the accounting acquiree (legal parent).

      Accordingly, the purchase method under reverse takeover accounting has been applied except that no goodwill is recorded on the pro forma consolidated balance sheet. It means that :-

      (a) The pro forma consolidated financial statements of the combined entity are issued under the name of the legal parent, SHEFFIELD, but a continuation of the combined financial statements of DNA.

      (b) DNA is deemed to be the acquirer for accounting purposes and as such, its assets and liabilities are included in the pro forma consolidated financial statements of the combined entity at their historical carrying values.

      (c) The common stock and accumulated deficit of SHEFFIELD up to the date of the Exchange are eliminated.

      (d) The capital structure of the consolidated entity is that of SHEFFIELD, but the dollar amount of the issued share capital in the pro forma consolidated balance sheet is that of DNA immediately prior to the Exchange plus the value of shares issued by SHEFFIELD to acquire DNA and to compensate the service providers.

      (e) The value of shares issued by SHEFFIELD is determined to be their par value as SHEFFIELD had net liabilities at the date of the Exchange.



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


                            SHEFFIED PRODUCTS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 JUNE 30, 2004

                                     NOTES

1.    BASIS OF PRESENTATION (CONT'D)

      (f) The par value of SHEFFIELD common stock and the net liabilities of SHEFFIELD at the date of the Exchange are written off to the pro forma consolidated statement of operations.

      Unaudited financial statements of SHEFFIELD and DNA for the period ended June 30, 2004 have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of SHEFFIELD and DNA.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

      The pro forma consolidated balance sheet as at June 30, 2004 has been prepared assuming that the Exchange occurred on June 30, 2004. The pro forma consolidated statement of operations for the period ended June 30, 2004 has been prepared assuming the Exchange occurred at the beginning of the year presented. This pro forma consolidated statement of operations is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place at the beginning of the period presented and does not purport to be indicative of the effects that may be expected to occur in the future.

      The pro forma adjustments and elimination give effect to the acquisition of DNA using reverse takeover accounting and the related elimination of the common stock and deficit of SHEFFIELD.

3. PRO FORMA SHARE CAPITAL                        NO. OF SHARES  AMOUNT
                                                                    USD

   Authorized :-
     Common stock at USD0.001 par value              20,000,000  20,000

   Issued and outstanding :-
     Common stock prior to the Exchange               6,751,240   6,751
       Additional paid-in capital                             -   7,669
     Elimination of SHEFFIELD share capital amount            -(14,420)
     DNA share capital                                        -  22,727

   At June 30, 2004                                   6,751,240  22,727



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